SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2008

PROMOTORA VALLE HERMOSO, INC.

Colorado	000-27199	020755762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1809 E. Broadway St., Ste. 346 Oviedo, Fl.	32765
(Address of Principal Executive Offices)	(Zip Code)

(800) 377-2137
Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01

The Company has signed an acquisition agreement to acquire 494 UNR, Open Joint Stock Inc. for $51,250,000 in Promotora Valle Hermoso common stock. The value of the Promotora shares will be based upon the Thursday, March 19, 2008 closing market price of $2.50 per share. Upon successful completion of the financial audit and due diligence process, Promotora will issue UNR 20,500,000 PVHI common shares.

The company issued a Press Release on March 27, 2008.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Promotora Valle Hermoso, Inc. March 27, 2008

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

PROMOTORA VALLE HERMOSO, INC.

Date: March 28, 2008	By:	/s/ Ramon Rosales
Ramon Rosales
Chief Executive Officer